MORGAN STANLEY DEAN WITTER INSURED CALIFORNIA MUNICIPAL SECURITIES
                                                          Two World Trade Center

LETTER TO THE SHAREHOLDERS April 30, 2001               New York, New York 10048

DEAR SHAREHOLDER:

During the six-month period ended April 30, 2001, the U.S. economy began to show signs of a slowdown as retail sales flattened, capital spending stalled and unemployment edged upward. The stock market became more volatile and the value of many equities declined. Earlier fears about inflation were replaced with concerns over weakening asset prices. The change in market psychology was reinforced last December when comments by Federal Reserve Board Chairman Alan Greenspan indicated that the central bank was ready to switch to a bias toward easing rates if the economy continued to show weakness. These comments sparked a strong year-end rally in the fixed-income markets that lowered interest rates across the yield curve. Between January and April 2001, the Fed followed through by lowering the federal funds rate in four 50-basis-point moves from 6.50 to
4.50 percent. Subsequent to the end of the reporting period, on May 15, 2001, the Federal Reserve lowered rates an additional 50 basis points.

MUNICIPAL MARKET CONDITIONS

The yield of the long-term insured municipal bond index stabilized near 5.25 percent during the first three months of 2001. This level was nearly 75 basis points lower than a year ago. However, yields rose in April when economic data proved more favorable than expected. The index closed the month at a yield of
5.45 percent. As the Federal Reserve began to ease monetary policy, the yield pickup for extending tax-exempt maturities from one to 30 years jumped from 150 to 240 basis points. The California electric crisis has adversely affected California municipal bond yields. Whereas yields on California bonds were substantially lower than national levels six months ago, they were at or above national levels by the end of April.

Historically, the ratios of municipal yields as a percentage of Treasury yields have been used to track the relationship between the two markets. The ratio of 30-year insured municipals to Treasuries declined slightly, to

MORGAN STANLEY DEAN WITTER INSURED CALIFORNIA MUNICIPAL SECURITIES

95 percent, during the first half of the fiscal year. Over the past three years this ratio has ranged between 86 and 100 percent.

Lower interest rates have led to a resurgence in new-issue supply. During the first four months of 2001, new-issue volume increased 36 percent, to $77 million. For all of calendar year 2000, total new-issue volume was $200 billion. California new-issue underwriting represented 12 percent of national volume.

                        30-YEAR BOND YIELDS 1995 - 2001

           Insured                       U.S.                    Insured Municipal Yields/
       Municipal Yields            Treasury Yields              U.S. Treasury Yields (Ratio)
1995        6.40%                        7.70%                              83.12%
            6.15                         7.44                               82.66
            6.15                         7.43                               82.77
            6.20                         7.34                               84.47
            5.80                         6.66                               87.09
            6.10                         6.62                               92.15
            6.10                         6.86                               88.92
            6.00                         6.66                               90.09
            5.95                         6.48                               91.82
            5.75                         6.33                               90.84
            5.50                         6.14                               89.58
            5.35                         5.94                               90.07
1996        5.40                         6.03                               89.55
            5.60                         6.46                               86.69
            5.85                         6.66                               87.84
            5.95                         6.89                               86.36
            6.05                         6.99                               86.55
            5.90                         6.89                               85.63
            5.85                         6.97                               83.93
            5.90                         7.11                               82.98
            5.70                         6.93                               82.25
            5.65                         6.64                               85.09
            5.50                         6.35                               86.61
            5.60                         6.63                               84.46
1997        5.70                         6.79                               83.95
            5.65                         6.80                               83.09
            5.90                         7.10                               83.10
            5.75                         6.94                               82.85
            5.65                         6.91                               81.77
            5.60                         6.78                               82.60
            5.30                         6.30                               84.13
            5.50                         6.61                               83.21
            5.40                         6.40                               84.38
            5.35                         6.15                               86.99
            5.30                         6.05                               87.60
            5.15                         5.92                               86.99
1998        5.15                         5.80                               88.79
            5.20                         5.92                               87.84
            5.25                         5.93                               88.53
            5.35                         5.95                               89.92
            5.20                         5.80                               89.66
            5.20                         5.65                               92.04
            5.18                         5.71                               90.72
            5.03                         5.27                               95.45
            4.95                         5.00                               99.00
            5.05                         5.16                               97.87
            5.00                         5.06                               98.81
            5.05                         5.10                               99.02
1999        5.00                         5.09                               98.23
            5.10                         5.58                               91.40
            5.15                         5.63                               91.47
            5.20                         5.66                               91.87
            5.30                         5.83                               90.91
            5.47                         5.96                               91.78
            5.55                         6.10                               90.98
            5.75                         6.06                               94.88
            5.85                         6.05                               96.69
            6.03                         6.16                               97.89
            6.00                         6.29                               95.39
            5.97                         6.48                               92.13
2000        6.18                         6.49                               95.22
            6.04                         6.14                               98.37
            5.82                         5.83                               99.83
            5.91                         5.96                               99.16
            5.91                         6.01                               98.34
            5.84                         5.90                               98.98
            5.73                         5.78                               99.13
            5.62                         5.67                               99.12
            5.74                         5.89                               97.45
            5.65                         5.79                               97.58
            5.55                         5.61                               98.93
            5.27                         5.46                               96.52
2001        5.30                         5.50                               96.36
            5.27                         5.31                               99.25
            5.26                         5.44                               96.69
            5.45                         5.79                               94.13

Source: Municipal Market Data - A Division of Thomson Financial Municipal Group and Bloomberg L.P.

PERFORMANCE

During the six-month period ended April 30, 2001, the net asset value (NAV) of Morgan Stanley Dean Witter Insured California Municipal Securities (ICS) increased from $15.24 to $15.40 per share. Based on this change, plus a reinvestment of tax-free dividends totaling $0.38 per share, the Trust's total NAV return was 3.70 percent. ICS's value on the New York Stock Exchange increased from $13.375 to $14.15 per share during this period. Based on this change plus reinvestment of tax-free dividends, ICS's total market return was
8.57 percent. As of April 30, 2001, ICS's share price was at a 8.12 percent discount to its NAV.

MORGAN STANLEY DEAN WITTER INSURED CALIFORNIA MUNICIPAL SECURITIES

Monthly dividends for the second quarter of 2001, declared in March, were unchanged at $0.0625 per share. The Trust's level of undistributed net investment income was $0.103 per share on April 30, 2001, versus $0.080 per share six months earlier.

PORTFOLIO STRUCTURE

The Trust's net assets of $61.4 million were diversified among 12 long-term sectors and 27 credits. Issues in the refunded bond category comprised 10 percent of net assets. These bonds have been refinanced and will be redeemed on the dates shown in the portfolio. At the end of April, the portfolio's average maturity was 18 years. Average duration, a measure of sensitivity to interest-rate changes, was 6.1 years. The accompanying charts provide current information on the portfolio's credit enhancements, maturity distribution and sector concentrations. Optional redemption provisions are also shown by year of the call and their respective cost (book) yields.

LOOKING AHEAD

The slower pace of economic growth and the Federal Reserve Board's shift to an easing bias in its monetary policy should create a favorable backdrop for fixed-income investments. In this environment, tax-free income and relative attractiveness versus Treasuries continue to offer good long-term value to municipal investors.

The Trust's procedure for reinvesting all dividends and distributions in common shares is through purchases in the open market. This method helps support the market value of the Trust's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

MORGAN STANLEY DEAN WITTER INSURED CALIFORNIA MUNICIPAL SECURITIES

We appreciate your ongoing support of Morgan Stanley Dean Witter Insured California Municipal Securities and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                       /s/ MITCHELL M. MERIN

CHARLES A. FIUMEFREDDO                           MITCHELL M. MERIN
Chairman of the Board                            President

MORGAN STANLEY DEAN WITTER INSURED CALIFORNIA MUNICIPAL SECURITIES

LARGEST SECTORS AS OF APRIL 30, 2001  [LARGEST SECTORS BAR GRAPH]
(% OF NET ASSETS)

TAX ALLOCATION                     19%
WATER & SEWER                      16%
GENERAL OBLIGATION                 11%
REFUNDED                           10%
MORTGAGE                            8%
HOSPITAL                            7%
TRANSPORTATION                      7%

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

LONG TERM INSURERS AS OF APRIL 30, 2001 [LONG-TERM INSURERS PIE CHART] (% OF TOTAL LONG-TERM PORTFOLIO)

MBIA                               33%
AMBAC                              30%
FGIC                               16%
FSA                                16%
CONNIE LEE                          3%
US GOV'T BACKED                     2%

AS MEASURED BY MOODY'S INVESTORS SERVICE, INC. OR
STANDARD & POOR'S CORP.

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

                           [DISTRIBUTION BAR GRAPH]
                           DISTRIBUTION BY MATURITY
                              (% OF NET ASSETS)

                                                             ------------------
                                                              WEIGHTED AVERAGE
                                                             MATURITY: 18 YEARS
                                                             ------------------

UNDER 1 YEAR                       5.7%
1-5 YEARS                          8.4%
5-10 YEARS                         0.0%
10-20 YEARS                       36.9%
20-30 YEARS                       43.0%
30+ YEARS                          4.6%

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

MORGAN STANLEY DEAN WITTER INSURED CALIFORNIA MUNICIPAL SECURITIES

                           [BONDS CALLABLE BAR GRAPH]
                     CALL AND COST (BOOK) YIELD STRUCTURE
                        (BASED ON LONG-TERM PORTFOLIO)
                                APRIL 30, 2001

                                                       ------------------------
                                                           WEIGHTED AVERAGE
                                                       CALL PROTECTION: 4 YEARS
                                                       ------------------------

                                BONDS CALLABLE


 YEARS
 BONDS
CALLABLE
--------
2001                       0%
2002                       0%
2003                      36%
2004                      41%
2005                       3%
2006                       0%
2007                       0%
2008                       8%
2009                       4%
2010                       3%
2011+                      5%

                            [BOOK YIELD PLOT GRAPH]

                             COST (BOOK) YIELD *

                                                        ------------------------
                                                            WEIGHTED AVERAGE
                                                            BOOK YIELD: 6.1%
                                                        ------------------------
2001
2002
2003                     6.1%
2004                     6.3%
2005                     6.3%
2006
2007
2008                     6.0%
2009                     5.9%
2010                     5.6%
2011+                    5.1%

* COST OR "BOOK" YIELD IS THE ANNUAL INCOME EARNED ON A PORTFOLIO INVESTMENT BASED ON ITS ORIGINAL PURCHASE PRICE BEFORE TRUST OPERATING EXPENSES. FOR EXAMPLE, THE TRUST IS EARNING A BOOK YIELD OF 6.1% ON 36% OF THE LONG-TERM PORTFOLIO THAT IS CALLABLE IN 2003.

  PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

MORGAN STANLEY DEAN WITTER INSURED CALIFORNIA MUNICIPAL SECURITIES

PORTFOLIO OF INVESTMENTS April 30, 2001 (unaudited)

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
----------------------------------------------------------------------------------------------------------
            CALIFORNIA TAX-EXEMPT MUNICIPAL BONDS (92.9%)
            General Obligation (11.2%)
            California,
$  3,000      Various Purpose 03/01/94 (FSA)............................  5.50 %   03/01/20    $ 3,033,990
   1,000      Dtd 09/01/00 (FGIC).......................................  5.25     09/01/30        977,960
   3,000    Moulton-Niguel Water District, 1993 Refg (MBIA).............  5.00     09/01/19      2,878,050
--------                                                                                       -----------
   7,000                                                                                         6,890,000
--------                                                                                       -----------

            Educational Facilities Revenue (2.6%)
   1,500    California Educational Facilities Authority, National
--------     University Ser 1994
             (Connie Lee)...............................................  6.20     05/01/21      1,607,205
                                                                                               -----------

            Electric Revenue (3.3%)
   1,000    Anaheim Public Financing Authority, San Juan 2nd Ser
             (FGIC).....................................................  5.75     10/01/22      1,019,510
   1,000    Los Angeles Department of Water & Power, 2001 Ser A (FSA)...  5.25     07/01/21        991,330
--------                                                                                       -----------
   2,000                                                                                         2,010,840
--------                                                                                       -----------

            Hospital Revenue (6.5%)
   2,000    California Health Facilities Financing Authority, Catholic
             Healthcare West Ser 1994 B (Ambac).........................  5.00     07/01/21      1,914,120
   2,000    California Statewide Communities Development Authority,
             Sharp Health Care COPs (MBIA)..............................  6.00     08/15/24      2,085,200
--------                                                                                       -----------
   4,000                                                                                         3,999,320
--------                                                                                       -----------

            Mortgage Revenue - Multi-Family (5.1%)
   3,000    Los Angeles Community Redevelopment Agency, 1994 Ser A
             (Ambac)....................................................  6.45     07/01/17      3,149,460
--------                                                                                       -----------

            Mortgage Revenue - Single Family (2.4%)
   1,395    California Housing Financing Agency, 1995 Ser B (AMT)
             (Ambac)....................................................  6.25     08/01/14      1,466,243
--------                                                                                       -----------

            Public Facilities Revenue (3.4%)
   1,000    Glendale Unified School District, 1994 Ser A COPs (Ambac)...  6.00     03/01/19      1,060,660
   1,000    Los Angeles Convention & Exhibition Center Authority, 1993
             Refg Ser A (MBIA)..........................................  5.375    08/15/18      1,006,190
--------                                                                                       -----------
   2,000                                                                                         2,066,850
--------                                                                                       -----------

            Tax Allocation Revenue (18.6%)
   2,000    Bay Area Government Association, Pool 1994 Ser A (FSA)......  6.00     12/15/24      2,084,940
   2,000    Brea Redevelopment Agency, 1993 Refg Ser AB (MBIA)..........  5.75     08/01/23      2,042,840
   2,000    Cerritos Public Financing Authority, Los Coyotes Redev Ser
             1993 A (Ambac).............................................  5.75     11/01/22      2,045,900
   3,000    Corona Redevelopment Agency, Area A 1994 Refg Ser A
             (FGIC).....................................................  6.25     09/01/13      3,243,570
   2,000    Yorba Linda Redevelopment Agency, Ser 1993 A (MBIA).........  5.25     09/01/23      1,976,520
--------                                                                                       -----------
  11,000                                                                                        11,393,770
--------                                                                                       -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INSURED CALIFORNIA MUNICIPAL SECURITIES

PORTFOLIO OF INVESTMENTS April 30, 2001 (unaudited) continued


PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
----------------------------------------------------------------------------------------------------------
            Transportation Facilities Revenue (7.3%)
            San Francisco Airports Commission, San Francisco Int'l
             Airport
$  1,000      Second Ser Refg Issue 4 (MBIA)............................  6.00 %   05/01/20    $ 1,049,950
   1,500      Second Ser Refg Issue 2 (MBIA)............................  6.75     05/01/20      1,614,195
   2,000    San Francisco Bay Area Rapid Transit District, Sales Tax Ser
             1998 (Ambac)...............................................  4.75     07/01/23      1,830,580
--------                                                                                       -----------
   4,500                                                                                         4,494,725
--------                                                                                       -----------

            Water & Sewer Revenue (15.6%)
   2,000    East Bay Municipal Utility District, Water Ser 1998
             (MBIA).....................................................  4.75     06/01/34      1,782,760
   1,000    Eastern Municipal Water District, Water & Sewer Refg Ser
             1998 A COPs
             (FGIC).....................................................  4.75     07/01/23        912,160
   2,900    Garden Grove Public Finance Authority, Water Ser 1993
             (FGIC).....................................................  5.50     12/15/23      2,925,694
   2,000    Los Angeles, Wastewater Refg Ser 1993 A (MBIA)..............  5.70     06/01/20      2,036,000
   2,000    Sacramento Financing Authority, Water & Capital Improvement
             2001 Ser A (Ambac).........................................  5.00     12/01/26      1,897,620
--------                                                                                       -----------
   9,900                                                                                         9,554,234
--------                                                                                       -----------

            Other Revenue (6.8%)
   2,000    Sacramento Financing Authority, 1999 Solid Waste & Redev
             (Ambac)....................................................  5.75     12/01/22      2,086,760
   2,000    South Orange County Public Financing District #88-1, 1994
             Ser A (MBIA)...............................................  6.00     09/01/18      2,108,460
--------                                                                                       -----------
   4,000                                                                                         4,195,220
--------                                                                                       -----------

            Refunded (10.1%)
   2,000    Anaheim, Anaheim Memorial Hospital Association COPs (Ambac)
             (ETM)......................................................  5.125    05/15/20      1,953,620
   3,000    Los Angeles Department of Water & Power, Issue of 1999
             (FSA)......................................................  5.50     06/15/04+     3,200,190
   1,000    Puerto Rico Infrastructure Financing Authority, 2000 Ser A
             (ETM)......................................................  5.50     10/01/32      1,026,690
--------                                                                                       -----------
   6,000                                                                                         6,180,500
--------                                                                                       -----------
  56,295    TOTAL CALIFORNIA TAX-EXEMPT MUNICIPAL BONDS (Cost $52,753,042)..................    57,008,367
--------                                                                                       -----------

            CALIFORNIA TAX-EXEMPT SHORT-TERM MUNICIPAL OBLIGATIONS
             (5.7%)
   2,900    California Health Facilities Financing Authority, Adventist
             Health/West 1998 Ser B (MBIA) (Demand 05/01/01)............  4.30*    09/01/28      2,900,000
     600    Newport Beach, Hoag Memorial Hospital/Presbyterian Ser 1992
--------     (Demand 05/01/01)..........................................  4.20*    10/01/22        600,000
                                                                                               -----------
   3,500    TOTAL CALIFORNIA TAX-EXEMPT SHORT-TERM MUNICIPAL OBLIGATIONS
--------     (Cost $3,500,000)..............................................................     3,500,000
                                                                                               -----------

$ 59,795    TOTAL INVESTMENTS (Cost $56,253,042) (a)..............................     98.6%    60,508,367
========

            OTHER ASSETS IN EXCESS OF LIABILITIES...................................    1.4        889,425
                                                                                      -----    -----------

            NET ASSETS.............................................................   100.0%   $61,397,792
                                                                                      =====    ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INSURED CALIFORNIA MUNICIPAL SECURITIES

PORTFOLIO OF INVESTMENTS April 30, 2001 (unaudited) continued


---------------------

   AMT      Alternative Minimum Tax.
   COPs     Certificates of Participation.
   ETM      Escrowed to maturity.
    +       Prerefunded to call date shown.
    *       Current coupon of variable rate demand obligation.
   (a)      The aggregate cost for federal income tax purposes
            approximates the aggregate cost for book purposes. The
            aggregate gross unrealized appreciation is $4,331,995 and
            the aggregate gross unrealized depreciation is $76,670,
            resulting in net unrealized appreciation of $4,255,325.

Bond Insurance:
---------------
  Ambac     Ambac Indemnity Corporation.
Connie Lee  Connie Lee Insurance Company - A wholly owned subsidiary of
            Ambac Assurance Corporation.
   FGIC     Financial Guaranty Insurance Company.
   FSA      Financial Security Assurance Inc.
   MBIA     Municipal Bond Investors Assurance Corporation.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INSURED CALIFORNIA MUNICIPAL SECURITIES

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2001 (unaudited)
ASSETS:
Investments in securities, at value
 (cost $56,253,042).........................................  $60,508,367
Cash........................................................       41,335
Interest receivable.........................................      936,198
Prepaid expenses............................................       18,998
                                                              -----------

    TOTAL ASSETS............................................   61,504,898
                                                              -----------
LIABILITIES:
Payable for:
    Common shares of beneficial interest repurchased........       43,858
    Investment management fee...............................       18,498
Accrued expenses............................................       44,750
                                                              -----------

    TOTAL LIABILITIES.......................................      107,106
                                                              -----------

    NET ASSETS..............................................  $61,397,792
                                                              ===========
COMPOSITION OF NET ASSETS:
Preferred shares of beneficial interest (1,000,000 shares
 authorized of non-participating $.01 par value, none
 issued)....................................................      --
                                                              -----------
Common shares of beneficial interest (unlimited shares
 authorized of $.01 par value, 3,987,513 shares
 outstanding)...............................................  $56,533,882
Net unrealized appreciation.................................    4,255,325
Accumulated undistributed net investment income.............      412,219
Accumulated undistributed net realized gain.................      196,366
                                                              -----------

    TOTAL NET ASSETS........................................  $61,397,792
                                                              ===========

NET ASSET VALUE PER COMMON SHARE
 ($61,397,792 divided by 3,987,513 common shares
 outstanding)...............................................       $15.40
                                                              ===========

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INSURED CALIFORNIA MUNICIPAL SECURITIES

STATEMENT OF OPERATIONS
For the six months ended April 30, 2001 (unaudited)
NET INVESTMENT INCOME:
INTEREST INCOME.............................................  $1,763,781
                                                              ----------

EXPENSES
Investment management fee...................................     108,284
Professional fees...........................................      26,000
Transfer agent fees and expenses............................      10,393
Shareholder reports and notices.............................       9,478
Registration fees...........................................       9,069
Trustees' fees and expenses.................................       6,154
Custodian fees..............................................       2,204
Other.......................................................       2,758
                                                              ----------

    TOTAL EXPENSES..........................................     174,340

Less: expense offset........................................      (2,201)
                                                              ----------

    NET EXPENSES............................................     172,139
                                                              ----------

    NET INVESTMENT INCOME...................................   1,591,642
                                                              ----------

NET REALIZED AND UNREALIZED GAIN:
Net realized gain...........................................     309,491
Net change in unrealized appreciation.......................     176,943
                                                              ----------

    NET GAIN................................................     486,434
                                                              ----------

NET INCREASE................................................  $2,078,076
                                                              ==========

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INSURED CALIFORNIA MUNICIPAL SECURITIES

STATEMENT OF CHANGES IN NET ASSETS

                                                      FOR THE SIX       FOR THE YEAR
                                                      MONTHS ENDED         ENDED
                                                    APRIL 30, 2001    OCTOBER 31, 2000
--------------------------------------------------------------------------------------
                                                       (unaudited)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income................................  $ 1,591,642      $ 3,116,038
Net realized gain....................................      309,491          311,387
Net change in unrealized appreciation................      176,943        2,798,692
                                                       -----------      -----------

    NET INCREASE.....................................    2,078,076        6,226,117
                                                       -----------      -----------

Dividends to shareholders from net investment
 income..............................................   (1,502,958)      (3,058,655)
Decrease from transactions in common shares of
 beneficial interest.................................     (537,347)      (1,581,400)
                                                       -----------      -----------

    NET INCREASE.....................................       37,771        1,586,062
NET ASSETS:
Beginning of period..................................   61,360,021       59,773,959
                                                       -----------      -----------

    END OF PERIOD
    (Including undistributed net investment income of
    $412,219 and $323,535, respectively).............  $61,397,792      $61,360,021
                                                       ===========      ===========

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INSURED CALIFORNIA MUNICIPAL SECURITIES

NOTES TO FINANCIAL STATEMENTS April 30, 2001 (unaudited)

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Insured California Municipal Securities (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's investment objective is to provide current income which is exempt from both federal and California income taxes. The Trust was organized as a Massachusetts business trust on October 14, 1993 and commenced operations on February 28, 1994.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued for the Trust by an outside independent pricing service approved by the Trustees. The pricing service has informed the Trust that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

MORGAN STANLEY DEAN WITTER INSURED CALIFORNIA MUNICIPAL SECURITIES

NOTES TO FINANCIAL STATEMENTS April 30, 2001 (unaudited) continued


D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, with Morgan Stanley Investment Advisors Inc. (the "Investment Manager"), formerly Morgan Stanley Dean Witter Advisors Inc., the Trust pays the Investment Manager a management fee, calculated weekly and payable monthly, by applying the annual rate of 0.35% to the Trust's weekly net assets.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended April 30, 2001 aggregated $2,924,060 and $6,103,240, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Trust's transfer agent. At April 30, 2001, the Trust had transfer agent fees and expenses payable of approximately $2,200.

4. PREFERRED SHARES OF BENEFICIAL INTEREST

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The preferred shares have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part,

MORGAN STANLEY DEAN WITTER INSURED CALIFORNIA MUNICIPAL SECURITIES

NOTES TO FINANCIAL STATEMENTS April 30, 2001 (unaudited) continued


at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

Upon issuance, the Trust will be subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

5. COMMON SHARES OF BENEFICIAL INTEREST

Transactions in common shares of beneficial interest were as follows:

                                                                                        CAPITAL
                                                                                        PAID IN
                                                                                       EXCESS OF
                                                               SHARES     PAR VALUE    PAR VALUE
                                                              ---------   ---------   -----------
Balance, October 31, 1999...................................  4,145,213    $41,452    $58,611,177
Treasury shares purchased and retired (weighted average
 discount 9.44%)*...........................................   (119,600)    (1,196)    (1,580,204)
                                                              ---------    -------    -----------
Balance, October 31, 2000...................................  4,025,613     40,256     57,030,973
Treasury shares purchased and retired (weighted average
 discount 8.90%)*...........................................    (38,100)      (381)      (536,966)
                                                              ---------    -------    -----------
Balance, April 30, 2001.....................................  3,987,513    $39,875    $56,494,007
                                                              =========    =======    ===========

---------------------
* The Trustees have voted to retire the shares purchased.

6. FEDERAL INCOME TAX STATUS

At October 31, 2000, the Trust had a net capital loss carryover of approximately $113,000 which will be available through October 31, 2007 to offset future capital gains to the extent provided by regulations.

MORGAN STANLEY DEAN WITTER INSURED CALIFORNIA MUNICIPAL SECURITIES

NOTES TO FINANCIAL STATEMENTS April 30, 2001 (unaudited) continued


7. DIVIDENDS TO COMMON SHAREHOLDERS

On March 27, 2001, the Trust declared the following dividends from net investment income:

 AMOUNT       RECORD        PAYABLE
PER SHARE      DATE          DATE
---------  ------------  -------------
 $0.0625   May 4, 2001   May 18, 2001
 $0.0625   June 8, 2001  June 22, 2001

8. EXPENSE OFFSET

The expense offset represents a reduction of the custodian fees for earnings on cash balances maintained by the Trust.

9. RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Trust may invest a portion of its assets in residual interest bonds, which are inverse floating rate municipal obligations. The prices of these securities are subject to greater market fluctuations during periods of changing prevailing interest rates than are comparable fixed rate obligations.

At April 30, 2001, the Trust did not hold positions in residual interest bonds.

MORGAN STANLEY DEAN WITTER INSURED CALIFORNIA MUNICIPAL SECURITIES

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

                                                             FOR THE SIX                FOR THE YEAR ENDED OCTOBER 31*
                                                            MONTHS ENDED     ----------------------------------------------------
                                                           APRIL 30, 2001*     2000       1999       1998       1997       1996
---------------------------------------------------------------------------------------------------------------------------------
                                                             (unaudited)
SELECTED PER SHARE DATA:

Net asset value, beginning of period.....................       $15.24       $ 14.42    $ 16.00     $15.50    $ 15.02     $14.84
                                                                ------       -------    -------     ------    -------     ------

Income (loss) from investment operations:
 Net investment income...................................         0.40          0.76       0.74       0.76       0.78       0.78
 Net realized and unrealized gain (loss).................         0.13          0.77      (1.43)      0.52       0.50       0.12
                                                                ------       -------    -------     ------    -------     ------

Total income (loss) from investment operations...........         0.53          1.53      (0.69)      1.28       1.28       0.90
                                                                ------       -------    -------     ------    -------     ------

Less dividends and distributions from:
 Net investment income...................................        (0.38)        (0.75)     (0.75)     (0.78)     (0.81)     (0.75)
 Net realized gain.......................................           --            --      (0.16)        --         --      (0.01)
                                                                ------       -------    -------     ------    -------     ------

Total dividends and distributions........................        (0.38)        (0.75)     (0.91)     (0.78)     (0.81)     (0.76)
                                                                ------       -------    -------     ------    -------     ------

Anti-dilutive effect of acquiring treasury shares........         0.01          0.04       0.02         --       0.01       0.04
                                                                ------       -------    -------     ------    -------     ------

Net asset value, end of period...........................       $15.40       $ 15.24    $ 14.42     $16.00    $ 15.50     $15.02
                                                                ======       =======    =======     ======    =======     ======

Market value, end of period..............................       $14.15       $13.375    $12.938     $15.25    $14.375     $13.50
                                                                ======       =======    =======     ======    =======     ======

TOTAL RETURN+............................................         8.57%(1)      9.34%     (9.83)%    11.71%     12.64%     14.33%

RATIOS TO AVERAGE NET ASSETS:
Total expenses...........................................         0.57%(2)(3)   0.56%(3)   0.58%(3)   0.58%(3)   0.56%(3)   0.58%(3)

Net investment income....................................         5.14%(2)      5.18%      4.80%      4.84%      5.14%      5.22%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands..................      $61,398       $61,360    $59,774    $67,178    $65,111    $63,753

Portfolio turnover rate..................................            5%(1)        14%         9%        12%        --         --

---------------------
 * The per share amounts were computed using an average number of shares outstanding during the period.
 + Total return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total return does not reflect brokerage commissions.
(1) Not annualized.
(2) Annualized.
(3) Does not reflect the effect of expense offset of 0.01%.

                          SEE NOTES TO FINANCIAL STATEMENTS

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

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

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

TRUSTEES
----------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
----------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
----------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS
----------------------------------
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER
----------------------------------
Morgan Stanley Investment Advisors Inc.
Two World Trade Center
New York, New York 10048

The financial statements included herein have been taken from the records of the Trust without examination by the independent auditors and accordingly they do not express an opinion thereon.


MORGAN STANLEY
DEAN WITTER
INSURED
CALIFORNIA
MUNICIPAL
SECURITIES


Semiannual Report
April 30, 2001